UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________
Form 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

Commission file number: 000-19599

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	57-0425114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

108 Frederick Street
Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

(864) 298-9800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2019, the Board of Directors (the “Board”) and its Compensation and Stock Option Committee (the “Committee”) of World Acceptance Corporation (the “Company”) approved each of the compensation changes described below for the following executive officers (these officers are collectively referred to in this Form 8-K as the “named executive officers”):

R. Chad Prashad
John L. Calmes, Jr.
D. Clinton Dyer
Jeff L. Tinney

In each case, the compensation changes described below will be effective as of April 1, 2019.

The Compensation Committee and the Board have reexamined any potential effects that the Company's annual bonus plan could have on the management team’s long-term strategy and motivations. The Compensation Committee and the Board believe that a reorientation of management's focus away from annual bonus targets and towards longer-term strategic thinking is in the best interests of the Company and its shareholders. In addition, the Board adopted a new clawback policy, as described below, which applies to certain members of the Company’s management team. The intent of the changes discussed herein is to further promote long-term shareholder value creation.

Termination of Executive Incentive Plan and Base Salary Adjustments

The Company terminated the World Acceptance Corporation Executive Incentive Plan (the “EIP”). The termination does not affect the rights of participants under the EIP with respect to the awards earned for the fiscal year ended March 31, 2019. The Company has adjusted the base salaries of the named executive officers to include the target bonus amounts from the terminated EIP. As such, the adjusted base salary (“New Base Salary”) for each of the named executive officers is below:

R. Chad Prashad	$840,000.00
John L. Calmes, Jr.	$481,852.80
D. Clinton Dyer	$471,744.00
Jeff L. Tinney	$264,499.76

The Committee and the Board believe that the termination of the EIP will promote long-term strategic thinking and reduce short-term decision-making that could be inadvertently encouraged under an annual incentive program.

Amendment to the World Acceptance Corporation 2005 Supplemental Incentive Plan

In connection with the termination of the EIP and corresponding base salary adjustments described herein, the Company has approved the First Amendment (the “Amendment”) to the Second Amended and Restated World Acceptance Corporation 2005 Supplemental Income Plan (the “2005 SIP”). The Amendment provides that the base salaries of the named executive officers shall be adjusted by a salary adjustment factor to determine the named executive officers’ benefits under the 2005 SIP. In addition, the Amendment revises the definitions of Normal Retirement Benefit and Early Retirement Benefit to clarify that such benefits will be multiplied by the salary adjustment factor. The salary adjustment factor for each of the named executive officers is below:

R. Chad Prashad	.50
John L. Calmes, Jr.	.56
D. Clinton Dyer	.56
Jeff L. Tinney	.75

The Company determined that the base salary used to determine benefits under the 2005 SIP should not be based on the New Base Salary. The Company believes that the revisions to incorporate the salary adjustment factor will decrease the named executive officer’s benefit under the 2005 SIP, which should cause the benefit to be more consistent with historical amounts. The description of the Amendment is qualified in its entirety by reference to the full text of such Amendment, which is filed herewith as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Amended and Restated Employment Agreements

In addition, in connection with the termination of the EIP and the base salary adjustments described herein, the Company amended and restated its existing employment agreements (collectively, the “Amended Employment Agreements”) with R. Chad Prashad, John L. Calmes, Jr. and D. Clinton Dyer.

The Amended Employment Agreements make various changes to reflect the termination of the EIP and to describe the related base salary adjustments. The Amended Employment Agreements have been updated with the adjusted base salary amounts and to clarify that the executive’s base salary shall not be reduced below the base salary that was in effect on March 31, 2019 (the “Old Base Salary”) without the executive’s consent. Further, the Amended Employment Agreements maintain the enhanced clawback and forfeiture provisions included in the prior employment agreements, which are in addition to any rights available to the Company included in the Company’s recently adopted clawback policy or similar provisions that may apply under applicable laws, rules or regulations. The Amended Employment Agreements state that the difference between such executive’s New Base Salary and Old Base Salary shall be subject to the Company’s clawback policy. The Amended Employment Agreements clarify that disability benefits and any other supplemental benefits that are calculated using base salary should use the Old Base Salary for such calculations. The Amended Employment Agreements also delete references to the right of the executives to participate in the 2005 SIP since such executives are already participants in the 2005 SIP.

The Amended Employment Agreements revise the amount of cash severance benefits to be received by the executives for a without cause termination or a termination for good reason, each as defined under the Amended Employment Agreements and including in the context of a change in control of the Company, to reflect the termination of the EIP and the adjusted base salaries. Such cash severance benefits are now as follows:

R. Chad Prashad	$1,260,000
John L. Calmes, Jr.	$550,000
D. Clinton Dyer	$550,000

The Amended Employment Agreements make other minor clarifications and revisions. The descriptions of the Amended Employment Agreements are qualified in their entirety by reference to the full text of such agreements, which are filed herewith as Exhibits 10.2, 10.3 and 10.4, and the terms of which are incorporated herein by reference.

Item 8.01.    Other Events.

Clawback Policy
In connection with the compensation changes discussed above, the Company adopted the World Acceptance Corporation Clawback Policy (the “Clawback Policy”) effective as of April 1, 2019. The Clawback Policy applies to certain individuals, which include each of the Company’s current executive officers and other senior officers. The Board (or the Committee, if designated by the Board) has discretion to apply the Clawback Policy in a number of circumstances, including the occurrence of the following: (a) a violation of any applicable noncompetition, nonsolicitation or confidentiality restrictions or other restrictive covenants; (b) a material violation of any of the Company’s policies, as determined by the Committee in its discretion; (c) a violation of any federal, state or other law, rule or regulation which is detrimental to the business, reputation, character or standing of the Company and/or a subsidiary or parent of the Company (each, an “Affiliate”), as determined by the Committee in its discretion; (d) disclosure or other misuse of any confidential information or material concerning the Company or an Affiliate (except as otherwise required by law or as agreed to by the parties in writing); (e) falsification of Company records or engaging in theft, fraud, embezzlement or other criminal conduct which is detrimental to the business, reputation, character or standing of the Company and/or an Affiliate, as determined by the Committee in its discretion; (f) an indictment, conviction or entering of a plea of any type (including, but not limited to, a plea of nolo contendere) for a crime constituting a felony or a misdemeanor involving moral turpitude, which involves or relates in any way to such person’s actions or omissions during the employment or service of and/or to events affecting the Company (and/or an Affiliate) that occur during the employment or service of such person; (g) any illicit or unauthorized act or omission which is detrimental to the business, reputation, character or standing of the Company and/or an Affiliate, as determined by the Committee in its discretion; or (h) failure to reasonably cooperate with any litigation or investigation affecting the Company and/or an Affiliate.
In the event the Clawback Policy is applied, the Board (or the Committee, if designated by the Board) may take any or all of the following actions with respect to the individual: (a) requiring reimbursement of cash-based incentive compensation (including, but not limited to, the difference between the executive’s New Base Salary and Old Base Salary) and/or equity-based incentive compensation that was previously granted, awarded, earned or received during the period covered by the Clawback Policy; (b) seeking recovery of any gain realized on the vesting, exercise, settlement, sale, transfer, or other disposition of any equity-based incentive compensation; (c) offsetting the recouped amount from any compensation otherwise owed by the Company; (d) cancelling outstanding vested, unvested or unexercised equity-based incentive compensation; (e) requiring repayment of any amount received by in excess of the amount that the person should otherwise have received for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error); and/or (f) taking any other remedial and recovery action permitted by law, as determined by the Board. The description of the Clawback Policy is qualified in its entirety by reference to the full text of such policy.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations, including statements relating to the Company’s performance, anticipated financial and operating results, strategies, plans, objectives, expectations and intentions, cost savings, rights available to the Company and other statements, or other future results. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Forward-looking statements are any statement other than those of historical fact and often contain words such as “believe,” “may,” “forecast,” “could,” “will,” “should,” “may,” “would,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” or similar words, or the negative of these words. Actual results may differ materially from the results anticipated in these forward-looking statements due to various factors. These factors and other risks and uncertainties, which are described in more detail in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the United States Securities and Exchange Commission, are difficult to predict, involve uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Investors, potential investors and others are urged to carefully consider all such factors and are cautioned not to place undue reliance on these forward-looking statements.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	First Amendment to the Second Amended and Restated World Acceptance Corporation 2005 Supplemental Income Plan
10.2	Amended and Restated Employment Agreement, dated as of April 1, 2019, by and between R. Chad Prashad and World Acceptance Corporation
10.3	Amended and Restated Employment Agreement, dated as of April 1, 2019, by and between John L. Calmes, Jr. and World Acceptance Corporation
10.4	Amended and Restated Employment Agreement, dated as of April 1, 2019, by and between D. Clinton Dyer and World Acceptance Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION
Date: April 19, 2019
	By:	/s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Executive Vice President and Chief Financial and Strategy Officer